Exhibit 10.2
FIFTH SUPPLEMENTAL INDENTURE
This Fifth Supplemental Indenture (this “Supplemental Indenture”), dated as of November 3, 2022, is by and among Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership (the “Original Company”), Energy Transfer LP, a Delaware limited partnership (the “Successor Company”), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as trustee under the Indenture referred to below (the “Trustee”).
WITNESSETH
WHEREAS, the Original Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 10, 1995, between the Original Company and the Trustee as supplemented and amended by that certain First Supplemental Indenture, dated as of May 10, 1995, that certain Second Supplemental Indenture, dated as of October 23, 2006, that certain Third Supplemental Indenture, dated as of June 24, 2013, and that certain Fourth Supplemental Indenture, dated as of January 10, 2014 (as so supplemented and amended, the “Indenture”);
WHEREAS, the Original Company has entered into that certain Internal Reorganization Agreement, dated as of November 3, 2022, by and among the Original Company, Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company (“ETIH”), and the Successor Company, pursuant to which the Original Company will assign, transfer and convey all right, title and interest in and to: (i) 100% of the issued and outstanding limited liability company membership interests of ETIH; and (ii) 100% of the issued and outstanding limited liability company membership interests in certain subsidiaries of the Original Company (the “Internal Reorganization”);
WHEREAS, Section 801 of the Indenture provides that the Original Company may convey, transfer or lease all or substantially all of its property and assets on a consolidated basis to any Person if, among other things, the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Original Company on a consolidated basis expressly assumes, by an indenture supplemental to the Indenture, executed and delivered to the Trustee, the Original Company’s obligation for the due and punctual payment of the principal of (and premium, if any, on) and interest on all the securities and the performance and observance of every covenant of the Indenture on the part of the Original Company to be performed or observed;
WHEREAS, Section 901(1) of the Indenture provides that, without the consent of any holders of securities, the Original Company, when authorized by or pursuant to a Board Resolution, and the Trustee, may enter into an indenture supplemental to the Indenture to evidence the succession of another Person to the Original Company and the assumption by any such successor of the covenants of the Original Company contained in the Indenture and in the securities;
WHEREAS, the Original Company desires and has requested the Trustee to join with the Original Company and the Successor Company in entering into this Supplemental Indenture for the purpose of evidencing the succession of the Successor Company to the Original Company and the assumption by the Successor Company of the covenants of the Original Company contained in the Indenture and in the securities;

WHEREAS, the Original Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that the Internal Reorganization and this Supplemental Indenture comply with Article Eight of the Indenture and that all conditions precedent provided in the Indenture relating to the Internal Reorganization, the execution of this Supplemental Indenture is authorized or permitted by the Indenture, and the execution and delivery of this Supplemental Indenture have been complied with;
WHEREAS, the Original Company and Successor Company have been authorized by Board Resolutions to enter into this Supplemental Indenture;
WHEREAS, pursuant to Sections 901 and 903 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and
WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture by the Original Company and the Successor Company and to make this Supplemental Indenture valid and binding on the Original Company and the Successor Company have been complied with or have been done or performed.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Company, the Successor Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the securities or of any series thereof as follows:
ARTICLE ONE
Section 1.01. CAPITALIZED TERMS. Terms used herein and not defined herein shall have the meanings assigned to them in the Indenture.
ARTICLE TWO
Section 2.01. EFFECTIVENESS OF SUPPLEMENTAL INDENTURE. This Supplemental Indenture shall become effective as of the date hereof upon its execution by the Original Company, the Successor Company and the Trustee.
Section 2.02. ASSUMPTION OF OBLIGATIONS. The Successor Company hereby expressly assumes the Original Company’s obligation for the due and punctual payment of the principal of (and premium, if any, on) and interest on all the securities and the performance and observance of every covenant of the Indenture on the part of the Original Company to be performed or observed.
Section 2.03. NOTICES. All notices or other communications to the Successor Company shall be given as provided in the Indenture addressed as follows:
Energy Transfer LP
8111 Westchester Drive, Suite 600
Dallas, Texas 75225
Attn: Chief Financial Officer
ARTICLE THREE
Section 3.01. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURE. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Upon the execution and delivery of this Supplemental Indenture by the Original Company, the Successor Company and the Trustee, this Supplemental Indenture shall form a part of the Indenture for all purposes, and the Original Company, the Successor Company, the Trustee and every holder of securities heretofore or hereafter authenticated and delivered shall be bound hereby. Any and all references to the Indenture, whether within the Indenture or in any notice, certificate or other instrument or document, shall be deemed to include a reference to this Supplemental Indenture (whether or not made), unless the context shall require otherwise.
Section 3.02. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 3.03. THE TRUSTEE. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals or statements contained herein, all of which are made by the Original Company and the Successor Company and the Trustee assumes no responsibility for their correctness.
Section 3.04. SUCCESSORS. All covenants and agreements of the Trustee in this Supplemental Indenture shall bind its successors and assigns. All covenants and agreements of the Original Company and Successor Company in this Supplemental Indenture shall bind their successors and assigns.
Section 3.05. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e. “pdf’ or “tif’) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e. “pdf’ or “tif’) shall be deemed to be their original signatures for all purposes.
Section 3.06. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
Section 3.07. SEVERABILITY. If any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Supplemental Indenture or the Indenture shall not in any way be affected or impaired thereby. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplemental Indenture to be duly executed as of the date first above written.

ENERGY TRANSFER LP

By: LE GP, LLC, its general partner

By: /s/ Thomas E. Long
Name: Thomas E. Long
Title: Co-Chief Executive Officer

PANHANDLE EASTERN PIPE LINE COMPANY, LP

By: Southern Union Panhandle, LLC, its general partner

By: /s/ Thomas E. Long
Name: Thomas E. Long
Title: Co-Chief Executive Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By: /s/ Marie A. Hattinger
Name: Marie A. Hattinger
Title: Vice President